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EXHIBIT 24.1

Power of Attorney

        The undersigned hereby constitutes and appoints Richard F. Rutkowski, Richard A. Raisig and Thomas M. Walker, and each of them, severally, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the undersigned's name, place and stead, in any and all capacities, any and all amendments or supplements (including post-effective amendments) to the registration statements of Microvision, Inc. (the "Company") that are effective on the date hereof, including any registration statements of the Company on Forms S-3 and S-8, and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to cause such registration statements to apply to the securities of Microvision Delaware, Inc., a Delaware corporation that has been or will be formed as the wholly-owned subsidiary of the Company (the "Merger Sub"), upon the merger of the Company with and into Merger Sub, or necessary or desirable to enable the Company or Merger Sub to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated on April 30, 2003.

By:	/s/ RICHARD F. RUTKOWSKI Director

Power of Attorney

        The undersigned hereby constitutes and appoints Richard F. Rutkowski, Richard A. Raisig and Thomas M. Walker, and each of them, severally, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the undersigned's name, place and stead, in any and all capacities, any and all amendments or supplements (including post-effective amendments) to the registration statements of Microvision, Inc. (the "Company") that are effective on the date hereof, including any registration statements of the Company on Forms S-3 and S-8, and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to cause such registration statements to apply to the securities of Microvision Delaware, Inc., a Delaware corporation that has been or will be formed as the wholly-owned subsidiary of the Company (the "Merger Sub"), upon the merger of the Company with and into Merger Sub, or necessary or desirable to enable the Company or Merger Sub to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated on April 30, 2003.

By:	/s/ STEPHEN R. WILLEY Director

Power of Attorney

        The undersigned hereby constitutes and appoints Richard F. Rutkowski, Richard A. Raisig and Thomas M. Walker, and each of them, severally, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the undersigned's name, place and stead, in any and all capacities, any and all amendments or supplements (including post-effective amendments) to the registration statements of Microvision, Inc. (the "Company") that are effective on the date hereof, including any registration statements of the Company on Forms S-3 and S-8, and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to cause such registration statements to apply to the securities of Microvision Delaware, Inc., a Delaware corporation that has been or will be formed as the wholly-owned subsidiary of the Company (the "Merger Sub"), upon the merger of the Company with and into Merger Sub, or necessary or desirable to enable the Company or Merger Sub to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated on April 21, 2003.

By:	/s/ JACQUELINE BRANDWYNNE Director

Power of Attorney

        The undersigned hereby constitutes and appoints Richard F. Rutkowski, Richard A. Raisig and Thomas M. Walker, and each of them, severally, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the undersigned's name, place and stead, in any and all capacities, any and all amendments or supplements (including post-effective amendments) to the registration statements of Microvision, Inc. (the "Company") that are effective on the date hereof, including any registration statements of the Company on Forms S-3 and S-8, and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to cause such registration statements to apply to the securities of Microvision Delaware, Inc., a Delaware corporation that has been or will be formed as the wholly-owned subsidiary of the Company (the "Merger Sub"), upon the merger of the Company with and into Merger Sub, or necessary or desirable to enable the Company or Merger Sub to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated on April 23, 2003.

By:	/s/ RICHARD A. COWELL Director

Power of Attorney

        The undersigned hereby constitutes and appoints Richard F. Rutkowski, Richard A. Raisig and Thomas M. Walker, and each of them, severally, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the undersigned's name, place and stead, in any and all capacities, any and all amendments or supplements (including post-effective amendments) to the registration statements of Microvision, Inc. (the "Company") that are effective on the date hereof, including any registration statements of the Company on Forms S-3 and S-8, and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to cause such registration statements to apply to the securities of Microvision Delaware, Inc., a Delaware corporation that has been or will be formed as the wholly-owned subsidiary of the Company (the "Merger Sub"), upon the merger of the Company with and into Merger Sub, or necessary or desirable to enable the Company or Merger Sub to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated on December 16, 2003.

By:	/s/ SLADE GORTON Director

Power of Attorney

        The undersigned hereby constitutes and appoints Richard F. Rutkowski, Richard A. Raisig and Thomas M. Walker, and each of them, severally, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the undersigned's name, place and stead, in any and all capacities, any and all amendments or supplements (including post-effective amendments) to the registration statements of Microvision, Inc. (the "Company") that are effective on the date hereof, including any registration statements of the Company on Forms S-3 and S-8, and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to cause such registration statements to apply to the securities of Microvision Delaware, Inc., a Delaware corporation that has been or will be formed as the wholly-owned subsidiary of the Company (the "Merger Sub"), upon the merger of the Company with and into Merger Sub, or necessary or desirable to enable the Company or Merger Sub to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated on April 30, 2003.

By:	/s/ WALTER J. LACK Director

Power of Attorney

        The undersigned hereby constitutes and appoints Richard F. Rutkowski, Richard A. Raisig and Thomas M. Walker, and each of them, severally, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the undersigned's name, place and stead, in any and all capacities, any and all amendments or supplements (including post-effective amendments) to the registration statements of Microvision, Inc. (the "Company") that are effective on the date hereof, including any registration statements of the Company on Forms S-3 and S-8, and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to cause such registration statements to apply to the securities of Microvision Delaware, Inc., a Delaware corporation that has been or will be formed as the wholly-owned subsidiary of the Company (the "Merger Sub"), upon the merger of the Company with and into Merger Sub, or necessary or desirable to enable the Company or Merger Sub to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated on April 27, 2003.

By:	/s/ WILLIAM OWENS Director

Power of Attorney

        The undersigned hereby constitutes and appoints Richard F. Rutkowski, Richard A. Raisig and Thomas M. Walker, and each of them, severally, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the undersigned's name, place and stead, in any and all capacities, any and all amendments or supplements (including post-effective amendments) to the registration statements of Microvision, Inc. (the "Company") that are effective on the date hereof, including any registration statements of the Company on Forms S-3 and S-8, and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to cause such registration statements to apply to the securities of Microvision Delaware, Inc., a Delaware corporation that has been or will be formed as the wholly-owned subsidiary of the Company (the "Merger Sub"), upon the merger of the Company with and into Merger Sub, or necessary or desirable to enable the Company or Merger Sub to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated on April 22, 2003.

By:	/s/ ROBERT A. RATLIFFE Director

Power of Attorney

        The undersigned hereby constitutes and appoints Richard F. Rutkowski, Richard A. Raisig and Thomas M. Walker, and each of them, severally, the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in the undersigned's name, place and stead, in any and all capacities, any and all amendments or supplements (including post-effective amendments) to the registration statements of Microvision, Inc. (the "Company") that are effective on the date hereof, including any registration statements of the Company on Forms S-3 and S-8, and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to cause such registration statements to apply to the securities of Microvision Delaware, Inc., a Delaware corporation that has been or will be formed as the wholly-owned subsidiary of the Company (the "Merger Sub"), upon the merger of the Company with and into Merger Sub, or necessary or desirable to enable the Company or Merger Sub to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following person in the capacity indicated on April 24, 2003.

By:	/s/ DENNIS J. REIMER Director

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  EXHIBIT 24.1